SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2008

Webster Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Webster Plaza, Waterbury, Connecticut	06702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 465-4364

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items

On June 23, 2008, Webster Financial Corporation (the “Company”) issued a press release stating the Company would announce its results of operations for the second quarter ended June 30, 2008 on July 22, 2008. Also on July 22, 2008, at 9:00 a.m. EDT, the Company will hold a conference call during which the Company will discuss its results of operations for the second quarter ended June 30, 2008. A webcast of the call will be available through the Company’s website, www.wbst.com. A replay of the call will be available on the Company’s website and by telephone. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In addition, on June 24, 2008, the Company announced the results of its “OneWebster” initiative. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 23, 2008.

99.2	Press Release dated June 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

Date: June 24, 2008	By:	/s/ Harriet Munrett Wolfe
Harriet Munrett Wolfe
Executive Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1 99.2	Press Release dated June 23, 2008. Press Release dated June 24, 2008.